UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 10, 2011

PLAINS EXPLORATION & PRODUCTION COMPANY

(Exact name of registrant as specified in charter)

Delaware	33-0430755
(State of Incorporation)	(I.R.S. Employer Identification No.)

001-31470

(Commission File No.)

700 Milam, Suite 3100

Houston, Texas 77002

(Address of Principal Executive Offices)

(Zip Code)

Registrant’s telephone number, including area code: (713) 579-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On January 11, 2011, a member of management of Plains Exploration & Production Company (“PXP”) will participate in the Goldman Sachs Global Energy Conference. The presentation materials for the conference are filed herewith as Exhibit 99.1 and are incorporated herein by reference. The presentation materials will also be posted in the Investor Information section of PXP’s website, www.pxp.com.

In addition, pursuant to Item 7.01, PXP is furnishing its operating and financial guidance for the year ended December 31, 2011.

The information presented under this Item 7.01 shall not be deemed “filed” under the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Statement Regarding Forward-Looking Statements

This Report on Form 8-K includes forward-looking information regarding PXP that is intended to be covered by the safe harbor “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. Statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “will”, “would”, “should”, “plans”, “likely”, “expects”, “anticipates”, “intends”, “believes”, “estimates”, “thinks”, “may”, and similar expressions, are forward-looking statements. Although we believe that our expectations are based on reasonable assumptions, there are risks, uncertainties and other factors that could cause actual results to be materially different from those in the forward-looking statements. These factors include, among other things:

•	reserve and production estimates;

•	oil and gas prices;

•	the impact of derivative positions;

•	production expense estimates;

•	cash flow estimates;

•	future financial performance;

•	capital and credit market conditions;

•	planned capital expenditures; and

•	other matters that are discussed in PXP’s filings with the SEC.

These statements are based on our current expectations and projections about future events and involve known and unknown risks, uncertainties, and other factors that may cause our actual results and performance to be materially different from any future results or performance expressed or implied by these forward-looking statements. Please refer to our filings with the SEC, including our Form 10-K for the year ended December 31, 2009, for a discussion of these risks.

All forward-looking statements in this report are made as of the date hereof, and you should not place undue reliance on these statements without also considering the risks and uncertainties associated with these statements and our business that are discussed in this report and our other filings with the SEC. Moreover, although we believe the expectations reflected in the forward-looking statements are based upon reasonable assumptions, we can give no assurance that we will attain these expectations or that any deviations will not be material. Except for any obligation to disclose material information under the Federal securities laws, we do not intend to update these forward-looking statements and information.

Disclosure of Full Year 2011 Estimates

The following table and accompanying notes reflect current estimates of certain results for the full year 2011 for PXP. These estimates are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management’s assumptions and our future performance are both subject to a wide range of business risks and uncertainties and there is no assurance that these goals and estimates can or will be met. Any number of factors could cause actual results to differ materially from those in the following table and accompanying notes, including but not limited to the factors discussed above. The estimates set forth below are given as of the date hereof only based on information available as of the date hereof. We undertake no obligation to publicly update or revise any forward-looking statements. Further information on risks and uncertainties is available in our filings with the SEC, and we encourage you to review these filings.

Plains Exploration & Production Company

Full-Year 2011 Operating and Financial Guidance

	Year Ended December 31, 2011
Production Volumes (MBOE/day)
Production volumes sold	95.0	—	100.0
% Oil	50%	—	52%
% Gas	50%	—	48%
Price Realization % Index (Unhedged)
Oil - NYMEX	84%	—	86%
Gas - Henry Hub	93%	—	95%
Production Costs per BOE
Lease operating expense	$7.90	—	$8.30
Steam gas costs(1)	$1.90	—	$2.85
Electricity	$1.20	—	$1.50
Production and ad valorem taxes(2)	$1.70	—	$2.00
Gathering and transportation	$1.90	—	$2.10
Depreciation, Depletion and Amortization per BOE(3)
General and Administrative Expenses (in millions)
Cash	$96	—	$101
Stock based compensation(4)	$38	—	$43
Interest Expense
Average revolver balance	30 Day LIBOR + 1.75%—2.75%
$600 Million Senior Notes		7.750%
$565 Million Senior Notes		10.000%
$500 Million Senior Notes		7.000%
$400 Million Senior Notes		7.625%
$400 Million Senior Notes		8.625%
$300 Million Senior Notes		7.625%
Effective Tax Rate	42%	—	44%

Weighted Average Equivalent Shares Outstanding (in thousands)
Basic	141,600
Diluted	142,900
Targeted Capital Expenditures (in millions) (5)	$1,200
Derivative Instruments
Crude Oil Put options-2011 (6)
Bbls / day	31,000
Floor	$80.00
Floor Limit	$60.00
Option premium and interest ($/Bbl)	$5.023
Crude Oil Three-way Collars - 2011 (7)
Bbls / day	9,000
Ceiling	$110.00
Floor	$80.00
Floor Limit	$60.00
Option premium and interest ($/Bbl)	$1.00
Crude Oil Put options-2012 (6)
Bbls / day	40,000
Floor	$80.00
Floor Limit	$60.00
Option premium and interest ($/Bbl)	$6.087
Natural Gas Three-way Collars - 2011 (8)
MMBtu / day	200,000
Ceiling	$4.92
Floor	$4.00
Floor Limit	$3.00
Option premium and interest ($/MMBtu)	—
Natural Gas Put options-2012 (9)
MMBtu / day	160,000
Floor	$4.30
Floor Limit	$3.00
Option premium and interest ($/MMBtu)	$0.294

(1)	Steam gas costs assume a base SoCal Border index price of $4.81 per MMBtu. The purchased volumes are anticipated to be 42,000 - 45,000 MMBtu per day.
(2)	Production and ad valorem taxes assume base index prices of $85.00 per barrel and $5.00 per MMBtu.
(3)	Will provide at the time we report year-end reserves.
(4)	Based on current outstanding and projected awards and current stock price.
(5)	Includes capitalized interest and general and administrative expenses.
(6)

If the index price is less than the $80 per barrel floor, we receive the difference between the $80 per barrel floor and the index price up to a maximum of $20 per barrel less the option premium. If the index price is at or above $80 per barrel, we pay only the option premium.

(7)

If the index price is less than the $80 per barrel floor, we receive the difference between the $80 per barrel floor and the index price up to a maximum of $20 per barrel less the option premium. We pay the difference between the index price and $110 per barrel plus the option premium if the index price is greater than the $110 per barrel ceiling. If the index price is at or above $80 per barrel but at or below $110 per barrel, we pay only the option premium.

(8)

If the index price is less than the $4.00 per MMBtu floor, we receive the difference between the $4.00 per MMBtu floor and the index price up to a maximum of $1.00 per MMBtu. We pay the difference between the index price and $4.92 per MMBtu if the index price is greater than the $4.92 per MMBtu ceiling. If the index price is at or above $4.00 per MMBtu but at or below $4.92 per MMBtu, no cash settlement is required.

(9)

If the index price is less than the $4.30 per MMBtu floor, we receive the difference between the $4.30 per MMBtu floor and the index price up to a maximum of $1.30 per MMBtu less the option premium. If the index price is at or above $4.30 per MMBtu, we pay only the option premium.

Item 9.01	Financial Statements and Exhibits

(d) Exhibit

99.1	Presentation dated January 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLAINS EXPLORATION & PRODUCTION COMPANY

Date: January 10, 2011	/s/ NANCY I. WILLIAMS
Nancy I. Williams
Vice President, Controller and Chief Accounting Officer

EXHIBIT INDEX

Exhibit 99.1	Presentation dated January 2011.